DQE ENERGY SERVICES AND SUBSIDIARY COMPANIES                        Exhibit 99.3
CONSOLIDATING INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1997


                                                       DQE Energy                                           DQE Power
                                                        Services        DH Energy       MT Energy          International
                                                        ---------       ---------       ---------          -------------
Revenue                                              $   118,800.00   $2,345,385.47    $464,191.30        $    15,895.17
                                                ----------------------------------------------------------------------------

Cost of goods sold                                             0.00            0.00           0.00                  0.00
Salaries                                                 563,011.89       37,455.00           0.00              4,484.99
Bank service charges                                           0.00           89.50           0.00                214.10
Depreciation                                              40,838.01       73,267.94           0.00                  0.00
Employee expenses                                         70,846.61            0.00       1,589.00             16,252.88
Office supplies and expenses                              25,049.64           93.90         864.03                120.92
Payroll fringes and taxes                                189,913.61        7,865.00         483.76             17,885.48
Rent expense                                              93,986.96            0.00           0.00                  0.00
Telephone expense                                         32,529.89            0.00         643.87                  0.00
Office equipment leases                                        0.00            0.00          33.22                  0.00
Insurance expense                                          8,282.00            0.00           0.00                  0.00
Advertising and promotional                               22,564.75            0.00           0.00                  0.00
Computer services                                          8,385.32            0.00           0.00                  0.00
Dues and memberships                                       1,855.00            0.00           0.00                  0.00
Subscriptions and publications                             2,626.77            0.00           0.00                  0.00
Postage                                                    4,173.06            0.00         339.20                  0.00
Contribution                                               2,250.00            0.00           0.00                  0.00
Other expense - prior year                               114,388.22            0.00           0.00            (46,312.60)
Miscellaneous expense                                     11,168.65       (7,011.91)        340.50             13,210.22
DQE cost allocation                                       23,705.00            0.00           0.00                  0.00
Outside accounting services                               45,395.43            0.00           0.00                  0.00
Outside legal services                                     8,570.62            0.00         375.70             11,184.11
Other outside services                                    79,714.42            0.18           0.00            697,217.82
Construction consulting fees                                   0.00            0.00           0.00                  0.00
State capital stock tax                                      610.00          300.00           0.00                  0.00
Pgh. Business privilege tax                                  177.00            0.00           0.00                  0.00
Operating exp. - MT Energy, Inc.                               0.00            0.00     296,003.59                  0.00
Operating exp. - DH Energy, Inc.                               0.00    1,193,609.52           0.00                  0.00
Operating exp. - Duquesne Energy                               0.00            0.00           0.00                  0.00
                                              -----------------------------------------------------------------------------

Total Operating Expense                                1,350,042.85    1,305,669.13     300,672.87            714,257.92
                                              -----------------------------------------------------------------------------

Total Operating Income (Loss)                         (1,231,242.85)   1,039,716.34     163,518.43           (698,362.75)
                                              -----------------------------------------------------------------------------

Interest expense                                               0.00      458,865.00           0.00                266.48
Interest earned                                           10,612.15            0.00           0.00              1,079.57
Gain/(loss) on equity investment                               0.00            0.00           0.00         (1,405,000.00)
Loss on disposition of assets                                  0.00            0.00           0.00             60,699.46
                                              -----------------------------------------------------------------------------

Total Other Income (Expense)                             (10,612.15)     458,865.00           0.00          1,464,886.37
                                              -----------------------------------------------------------------------------

Net income before tax                                 (1,220,630.70)     580,851.34     163,518.43         (2,163,249.12)
Federal income tax exp. (benefit)                     (1,046,412.67)     183,171.47      51,565.54           (757,137.20)
State income tax exp. (benefit)                                0.00       57,504.28      16,188.32                  0.00
FIT exp. (benefit) - Section 29                                0.00            0.00           0.00                  0.00
                                              -----------------------------------------------------------------------------

Net Income After Tax                                 $  (174,218.03)  $  340,175.59    $ 95,764.57        $(1,406,111.92)
                                              =============================================================================

                                                  Duquesne
                                                   Energy           Monmouth    DH Canada  Eliminations           Total
                                                   ------           --------    ---------  ------------      --------------
Revenue                                         $1,967,807.14   $       0.00      $0.00       $0.00          $ 4,912,079.08
                                              -----------------------------------------------------------------------------

Cost of goods sold                               1,895,245.61           0.00       0.00        0.00            1,895,245.61
Salaries                                                 0.00           0.00       0.00        0.00              604,951.88
Bank service charges                                     0.00           0.00       0.00        0.00                  303.60
Depreciation                                         1,616.96           0.00       0.00        0.00              115,722.91
Employee expenses                                   39,155.82           0.00       0.00        0.00              127,844.31
Office supplies and expenses                         1,007.16           0.00       0.00        0.00               27,135.65
Payroll fringes and taxes                                0.00           0.00       0.00        0.00              216,147.85
Rent expense                                         8,045.00           0.00       0.00        0.00              102,031.96
Telephone expense                                    4,919.13           0.00       0.00        0.00               38,092.89
Office equipment leases                                  0.00           0.00       0.00        0.00                   33.22
Insurance expense                                        0.00           0.00       0.00        0.00                8,282.00
Advertising and promotional                         12,392.50           0.00       0.00        0.00               34,957.25
Computer services                                        0.00           0.00       0.00        0.00                8,385.32
Dues and memberships                                     0.00           0.00       0.00        0.00                1,855.00
Subscriptions and publications                           0.00           0.00       0.00        0.00                2,626.77
Postage                                                 34.74           0.00       0.00        0.00                4,547.00
Contribution                                           520.00           0.00       0.00        0.00                2,770.00
Other expense - prior year                               0.00           0.00       0.00        0.00               68,075.62
Miscellaneous expense                                6,459.17           0.00       0.00        0.00               24,166.63
DQE cost allocation                                146,619.68           0.00       0.00        0.00              170,324.68
Outside accounting services                          1,732.50           0.00       0.00        0.00               47,127.93
Outside legal services                             135,573.60           0.00       0.00        0.00              155,704.03
Other outside services                               8,925.01           0.00       0.00        0.00              785,857.43
Construction consulting fees                        18,293.43           0.00       0.00        0.00               18,293.43
State capital stock tax                                409.00           0.00       0.00        0.00                1,319.00
Pgh. Business privilege tax                              0.00           0.00       0.00        0.00                  177.00
Operating exp. - MT Energy, Inc.                         0.00           0.00       0.00        0.00              296,003.59
Operating exp. - DH Energy, Inc.                         0.00           0.00       0.00        0.00            1,193,609.52
Operating exp. - Duquesne Energy                    53,190.03           0.00       0.00        0.00               53,190.03
                                              -----------------------------------------------------------------------------

Total Operating Expense                          2,334,139.34           0.00       0.00        0.00            6,004,782.11
                                              -----------------------------------------------------------------------------

Total Operating Income (Loss)                     (366,332.20)          0.00       0.00        0.00           (1,092,703.03)
                                              -----------------------------------------------------------------------------

Interest expense                                         0.00           0.00       0.00        0.00              459,131.48
Interest earned                                          0.00           0.00       0.00        0.00               11,691.72
Gain/(loss) on equity investment                         0.00           0.00       0.00        0.00           (1,405,000.00)
Loss on disposition of assets                            0.00           0.00       0.00        0.00               60,699.46
                                              -----------------------------------------------------------------------------

Total Other Income (Expense)                             0.00           0.00       0.00        0.00            1,913,139.22
                                              -----------------------------------------------------------------------------

Net income before tax                             (366,332.20)          0.00       0.00        0.00           (3,005,842.25)
Federal income tax exp. (benefit)                 (128,216.27)          0.00       0.00        0.00           (1,697,029.13)
State income tax exp. (benefit)                          0.00           0.00       0.00        0.00               73,692.60
FIT exp. (benefit) - Section 29                          0.00    (359,080.00)      0.00        0.00             (359,080.00)
                                              -----------------------------------------------------------------------------

Net Income After Tax                            $ (238,115.93)  $ 359,080.00      $0.00       $0.00          $(1,023,425.72)
                                              =============================================================================

DQE ENERGY SERVICES AND SUBSIDIARY COMPANIES                        Exhibit 99.3
CONSOLIDATING BALANCE SHEET
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                    DQE Energy                                               DQE Power
                                                     Services          DH Energy       MT Energy           International
                                                     --------          ---------       ---------           -------------
Assets:
Current Assets:
Accts. Receivable - DQE Energy Services            $         0.00    $        0.00    $      0.00        $  106,868.49
Accts. Receivable - ElectroGen                               0.00             0.00           0.00            67,551.50
Accts. Receivable - Power International                     75.05             0.00           0.00                 0.00
Accts. Receivable - Duquesne Enterprises                 1,022.19             0.00           0.00                 0.00
Accts. Receivable - ADC                                      0.00             0.00      71,315.39                 0.00
Accts. Receivable - WeatherWise                          2,161.03             0.00           0.00                 0.00
Accts. Receivable - Partners                             1,255.82             0.00           0.00                 0.00
Accts. Receivable - Heinz                                    0.00       443,135.11           0.00                 0.00
Accts. Receivable - Duquesne Energy                      4,919.13             0.00           0.00                 0.00
Accts. Receivable - DH Energy                          144,166.28             0.00           0.00                 0.00
Accts. Receivable - MT Energy                           33,679.68             0.00           0.00                 0.00
Accts. Receivable - FIT Sec. 29 Cr.                    102,125.00             0.00           0.00                 0.00
Accts. Receivable - FIT                                485,960.14             0.00           0.00         1,050,137.20
                                            ---------------------------------------------------------------------------

Total Receivables:                                     775,364.32       443,135.11      71,315.39         1,224,557.19
Cash                                                   516,803.21       682,004.62     162,655.35           792,935.35
Prepaid Expenses                                        19,078.60          (833.33)          0.00                 0.00
                                            ---------------------------------------------------------------------------

Total Current Assets                                 1,311,246.13     1,124,306.40     233,970.74         2,017,492.54
                                            ---------------------------------------------------------------------------

Fixed Assets:
Construction in Progress                                     0.00     1,014,120.12           0.00                 0.00
Plant, Property and Equipment                          217,934.92     1,156,703.40           0.00                 0.00
Accumulated Depreciation - PP&E                        (63,887.72)      (73,267.94)          0.00                 0.00
Project Development Costs                               65,710.10         1,183.18           0.00                 0.00
Total Fixed Assets                                     219,757.30     2,098,738.76           0.00                 0.00
                                            ---------------------------------------------------------------------------

Investments                                         16,838,637.42             0.00           0.00           503,000.00
                                            ---------------------------------------------------------------------------

Total Assets                                       $18,369,640.85    $3,223,045.16    $233.970.74        $2,520,492.54
                                            ===========================================================================

                                               Duquesne
                                                Energy           Monmouth     DH Canada   Eliminations        Total
                                               -------           --------     ---------   ------------       -------
Assets:
Current Assets:
Accts. Receivable - DQE Energy Services      $        0.00    $        0.00      $0.00  $   (106,868.49)  $         0.00
Accts. Receivable - ElectroGen                        0.00             0.00       0.00             0.00        67,551.50
Accts. Receivable - Power International               0.00             0.00       0.00           (75.05)            0.00
Accts. Receivable - Duquesne Enterprises              0.00             0.00       0.00             0.00         1,022.19
Accts. Receivable - ADC                               0.00             0.00       0.00             0.00        71,315.39
Accts. Receivable - WeatherWise                       0.00             0.00       0.00             0.00         2,161.03
Accts. Receivable - Partners                          0.00             0.00       0.00             0.00         1,255.82
Accts. Receivable - Heinz                       410,895.37             0.00       0.00             0.00       854,030.48
Accts. Receivable - Duquesne Energy                   0.00             0.00       0.00        (4,919.13)            0.00
Accts. Receivable - DH Energy                         0.00             0.00       0.00      (144,166.28)            0.00
Accts. Receivable - MT Energy                         0.00             0.00       0.00       (33,679.68)            0.00
Accts. Receivable - FIT Sec. 29 Cr.                   0.00       359,080.00       0.00      (359,080.00)      102,125.00
Accts. Receivable - FIT                         141,216.27             0.00       0.00    (1,426,090.48)      251,223.13
                                            ----------------------------------------------------------------------------

Total Receivables:                              552,111.64       359,080.00       0.00    (2,074,879.11)    1,350,684.54
Cash                                          1,693,963.34        10,000.00       0.00             0.00     3,858,361.87
Prepaid Expenses                              1,291,789.54        32,550.02       0.00             0.00     1,342,584.83
                                            ----------------------------------------------------------------------------

Total Current Assets                          3,537,864.52       401,630.02       0.00    (2,074,879.11)    6,551,631.24
                                            ----------------------------------------------------------------------------

Fixed Assets:
Construction in Progress                      2,724,804.10     6,202,182.71       0.00             0.00     9,941,106.93
Plant, Property and Equipment                    17,046.49             0.00       0.00             0.00     1,391,684.81
Accumulated Depreciation - PP&E                  (1,616.96)            0.00       0.00             0.00      (138,772.62)
Project Development Costs                         3,000.00             0.00       0.00             0.00        69,893.28
Total Fixed Assets                            2,743,233.63     6,202,182.71       0.00             0.00    11,263,912.40
                                            ----------------------------------------------------------------------------

Investments                                           0.00             0.00       0.00   (16,838,637.42)      503,000.00
                                            ----------------------------------------------------------------------------

Total Assets                                 $6,281,098.15    $6,603,812.73      $0.00  $(18,913,516.53)  $18,318,543.64
                                            ============================================================================


                                                                    Exhibit 99.3
DQE ENERGY SERVICES AND SUBSIDIARY COMPANIES
CONSOLIDATING BALANCE SHEET
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                      DQE Energy                                          DQE Power
                                                       Services        DH Energy      MT Energy         International
                                                       --------        ---------      ---------         -------------
Liabilities and Owners' Equity:
Current Liabilities:
Accts. Payable - Duquesne Light Company            $         0.00    $        0.00   $      0.00       $        34.64
Accts. Payable - Power International                   106,868.49             0.00          0.00            (2,450.00)
Accts. Payable - Property Ventures Ltd.                    613.84             0.00          0.00                 0.00
Accts. Payable - DQE                                    58,870.31             0.00          0.00                 0.00
Accts. Payable - Energy Services                             0.00       144,166.28     33,679.68                75.05
Accts. Payable - DH Energy                                   0.00             0.00          0.00             2,450.00
Accts. Payable - Heinz                                       0.00       376,121.09          0.00                 0.00
Accts. Payable                                               0.00             0.00          0.00                 0.00
Accts. Payable - Other                                   7,100.00         6,086.00          0.00           664,057.08
Accts. Payable - FIT Sec. 29 Cr.                       359,080.00             0.00          0.00                 0.00
Accts. Payable - FIT                                 1,191,353.47             0.00          0.00                 0.00
                                            ----------------------------------------------------------------------------

Total Accounts Payables                              1,723,886.11       526,373.37     33,679.68           664,166.77
Accrued Payroll Withholdings                            23,816.65             0.00          0.00             9,395.86
Federal Income Taxes Payable                                 0.00       183,171.47     51,565.54                 0.00
State Income Taxes Payable                                   0.00        57,504.28     16,188.32                 0.00
                                            ----------------------------------------------------------------------------

Total Liabilities                                    1,747,702.76       767,049.12    101,433.54           673,562.63
                                            ----------------------------------------------------------------------------

Owners' Equity:
Additional Paid in Capital                          17,975,000.00     2,115,820.45     36,772.63         3,796,311.61
Retained Earnings                                   (2,178,843.88)            0.00          0.00          (543,269.78)
YTD Net Income                                        (174,218.03)      340,175.59     95,764.57        (1,406,111.92)
                                            ----------------------------------------------------------------------------

Total Owners' Equity                                16,621,938.09     2,455,996.04    132,537.20         1,846,929.91
                                            ----------------------------------------------------------------------------

Total Liability and Owners Equity                  $18,369,640.85    $3,223,045.16   $233,970.74       $ 2,520,492.54
                                            ============================================================================


                                                   Duquesne
                                                    Energy          Monmouth       DH Canada    Eliminations         Total
                                                    ------          --------       ---------    ------------         -----
Liabilities and Owners' Equity:
Current Liabilities:
Accts. Payable - Duquesne Light Company          $   20,000.00    $        0.00      $0.00    $          0.00   $    20,034.64
Accts. Payable - Power International                  4,919.13             0.00       0.00        (111,787.62)       (2,450.00)
Accts. Payable - Property Ventures Ltd.                   0.00             0.00       0.00               0.00           613.84
Accts. Payable - DQE                                      0.00             0.00       0.00               0.00        58,870.31
Accts. Payable - Energy Services                          0.00             0.00       0.00        (177,921.01)            0.00
Accts. Payable - DH Energy                                0.00             0.00       0.00               0.00         2,450.00
Accts. Payable - Heinz                                    0.00             0.00       0.00               0.00       376,121.09
Accts. Payable                                    1,666,715.88             0.00       0.00               0.00     1,666,715.88
Accts. Payable - Other                              205,368.39             0.00       0.00               0.00       882,611.47
Accts. Payable - FIT Sec. 29 Cr.                          0.00             0.00       0.00        (359,080.00)            0.00
Accts. Payable - FIT                                      0.00             0.00       0.00      (1,191,353.47)            0.00
                                            ----------------------------------------------------------------------------------

Total Accounts Payables                           1,897,003.40             0.00       0.00      (1,840,142.10)    3,004,967.23
Accrued Payroll Withholdings                              0.00             0.00       0.00               0.00        33,212.51
Federal Income Taxes Payable                              0.00             0.00       0.00        (234,737.01)            0.00
State Income Taxes Payable                                0.00             0.00       0.00               0.00        73,692.60
                                            ----------------------------------------------------------------------------------

Total Liabilities                                 1,897,003.40             0.00       0.00      (2,074,879.11)    3,111,872.34
                                            ----------------------------------------------------------------------------------

Owners' Equity:
Additional Paid in Capital                        4,645,000.00     6,244,732.73       0.00     (16,838,637.42)   17,975,000.00
Retained Earnings                                   (22,789.32)            0.00       0.00               0.00    (1,744,902.98)
YTD Net Income                                     (238,115.93)      359,080.00       0.00               0.00    (1,023,425.72)
                                            ----------------------------------------------------------------------------------

Total Owners' Equity                              4,384,094.75     6,603,812.73       0.00     (16,838,637.42)   15,206,671.30
                                            ----------------------------------------------------------------------------------

Total Liability and Owners Equity                $6,281,098.15    $6,603,812.73      $0.00    $(18,913,516.53)  $18,318,543.64
                                            ==================================================================================